EXHIBIT 10.2

[AHCCCS LOGO]	ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION DIVISION OF BUSINESS AND FINANCE SECTION A: CONTRACT

1. AMENDMENT NUMBER: 7	2. CONTRACT NO.: YH09-0001-07	3. EFFECTIVE DATE OF AMENDMENT October 1, 2009	4. PROGRAM DHCM - ACUTE

5. CONTRACTOR'S NAME AND ADDRESS: VHS Phoenix Health Plan, LLC 7878 N. 16th St., Suite 105 Phoenix, AZ 85020

6. PURPOSE OF AMENDMENT: To amend Section B, Capitation Rates.

7.  THE CONTRACT REFERENCED ABOVE FOLLOWS
     A.            Section B contains revised Capitation Rates (see attached rate sheet.)

NOTE:  Please sign, date, and return executed file by E-Mail to:Mark Held at Mark.Held@azahcccs.gov
                                                                                                               Sr. Procurement Specialist
                                                                                                               AHCCCS Contracts and Purchasing
                                                                                                               and Georgina Maya at
                                                                                                               Georgina.Maya@azahcccs.gov

8.  EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE: /s/ Nancy Novick TYPED NAME: NANCY NOVICK TITLE: CHIEF EXECUTIVE OFFICER DATE: 9/17/09	10. SIGNATURE OF AHCCCSA CONTRACTING OFFICER:
/s/ Michael Veit

MICHAEL VEIT
CONTRACTS & PURCHASING ADMINISTRATOR DATE: SEP 10 2009

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM CAPITATION RATE SUMMARY – ACUTE RATES (Risk Adjusted) Phoenix Health Plan 10/1/09-9/30/10

Title XIX and KidsCare Rates [1]:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med	SFP	Maternity Delivery Supplement	Non-MED	MED
4	Apache/Coconino/Mohave/Navajo	$482.84	$114.84	$266.60	$154.57	$405.05	$156.48	$758.18	$17.31	$6,304.05	$494.59	$1,373.39
6	Yavapai	$496.20	$118.54	$281.24	$185.80	$423.70	$144.34	$776.10	$16.79	$6,843.19	$603.86	$1,140.18
8	Gila/Pinal	$558.02	$108.29	$257.11	$177.05	$377.16	$134.34	$756.30	$11.66	$6,602.64	$470.85	$1,614.61
10	Pima	$469.92	$98.92	$231.44	$124.06	$382.07	$148.16	$806.24	$20.13	$6,683.33	$428.20	$1,319.43
12	Maricopa	$513.06	$115.48	$240.69	$145.45	$401.54	$151.08	$696.20	$17.15	$6,716.61	$533.08	$1,327.93

PPC Rates:		TANF <1, M/F	TANF 1-13, M/F	TANF 14-44, F	TANF 14-44, M	TANF 45+, M/F	SSI w/ Med	SSI w/o Med			Non-MED	MED
4	Apache/Coconino/Mohave/Navajo	$1,120.60	$65.01	$254.94	$214.09	$434.27	$151.34	$391.21			$1,034.48	$7,279.94
6	Yavapai	$1,135.72	$68.75	$258.73	$219.42	$428.81	$147.38	$399.12			$1,063.85	$7,322.78
8	Gila/Pinal	$1,122.86	$68.74	$251.79	$208.85	$427.38	$146.82	$395.52			$1,029.70	$7,427.30
10	Pima	$1,098.32	$58.37	$240.31	$197.74	$425.71	$146.13	$392.20			$785.70	$7,207.00
12	Maricopa	$1,085.49	$69.06	$243.30	$212.06	$415.99	$142.15	$390.25			$1,196.57	$7,204.01

Other Rates:		Option 1 Transplant	Option 2 Transplant
4	Apache/Coconino/Mohave/Navajo	$22.50	$22.50
6	Yavapai	$22.50	$22.50
8	Gila/Pinal	$22.50	$22.50
10	Pima	$22.50	$22.50
12	Maricopa	$22.50	$22.50

1.  Rates have been adjusted for $35,000 Reinsurance Deductible